SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2000



                                KIRBY CORPORATION
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             (Exact name of registrant as specified in its charter)


           NEVADA                         1-7615                  74-1884980
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


55 Waugh Drive, Suite 1000, Houston, Texas                         77007
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (713) 435-1000


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ITEM 5.           Other Events.
                  ------------


         On July 18, 2000, the Board of Directors of Kirby Corporation (the "Company") declared a dividend of one right ("Right") for each outstanding share of the Company's Common Stock, par value $.10 per share ("Common Stock"), to stockholders of record at the close of business on August 15, 2000. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Fractional Share") of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a purchase price of $92 per Fractional Share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of July 18, 2000 as it may from time to time be supplemented or amended (the "Rights Agreement") between the Company and Fleet National Bank, as Rights Agent.

         Initially,   the  Rights  will  be   evidenced   by  the   certificates
representing outstanding shares of Common Stock, and no separate certificates for the Rights ("Rights Certificates") will be distributed. The Rights will separate from the Common Stock and a "Distribution Date" will occur, with certain exceptions, upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the date of the announcement being the "Stock Acquisition Date"), or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person's becoming an Acquiring Person. Charles Berdon Lawrence and related trusts, which beneficially owned approximately 18% of the outstanding Common Stock at the time the Rights Agreement was adopted, and their affiliates and associates, will not become Acquiring Persons unless certain increases in their aggregate beneficial ownership occur or are deemed to occur such that such aggregate beneficial ownership exceeds 23% of the outstanding shares of Common Stock. In certain circumstances, the Distribution Date may be deferred by the Board of Directors. Certain inadvertent acquisitions will not result in a person's becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock. Until the Distribution Date, (a) the Rights will be evidenced by the Common Stock certificates (together with a copy of this Summary of Rights or bearing the notation referred to below) and will be transferred with and only with such Common Stock certificates, (b) new Common Stock certificates issued after July 18, 2000 will contain a notation incorporating the Rights Agreement by reference and (c) the surrender for transfer of any certificate for Common Stock (with or without a copy of this Summary of Rights) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on July 18, 2010, unless earlier redeemed or exchanged by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with Rights. Shares of Common Stock issued after the Distribution Date in connection with certain employee benefit plans or upon


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conversion of certain securities will be issued with Rights. Except as otherwise determined by the Board of Directors, no other shares of Common Stock issued after the Distribution Date will be issued with Rights.

         In the event (a "Flip-In Event") that a person becomes an Acquiring Person except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the independent
Continuing Directors (as hereinafter defined) determines to be fair to and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer"), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Triggering Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by or transferred to an Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. However, Rights are not exercisable following the occurrence of any Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

         For example, at an exercise price of $92 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $184 worth of Common Stock (or other consideration, as noted above), based upon its then Current Market Price, for $92. Assuming that the Common Stock had a Current Market Price of $23 per share at such time, the holder of each valid Right would be entitled to purchase 8 shares of Common Stock for $92.

         In the event (a "Flip-Over Event") that, at any time from and after the time an Acquiring Person becomes such, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights that are voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as "Triggering Events."

         The number of outstanding Rights associated with a share of Common Stock, or the number of Fractional Shares of Preferred Stock issuable upon exercise of a Right and the Purchase Price, are subject to adjustment in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock occurring prior to the Distribution Date. The Purchase Price payable, and the number of Fractional Shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of certain transactions affecting the Preferred Stock.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock that are not integral multiples of a Fractional Share are required to be issued upon exercise of Rights and,


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in lieu thereof,  an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         At any time until ten days following the first date of public announcement of the occurrence of a Flip-In Event, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price.

         The term "Continuing Director" means any member of the Board of Directors of the Company, while such Person is a member of the Board of Directors of the Company, who is not an officer or employee of the Company or any Subsidiary of the Company and who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a nominee or representative of an Acquiring Person or of any such Affiliate or Associate, if (i) such Person was a member of the Board of Directors of the Company prior to the time a Person becomes an Acquiring Person or (ii) such Person's nomination for election or election to the Board of Directors of the Company is recommended or approved by a majority of the then Continuing Directors.

         At any time after the occurrence of a Flip-In Event and prior to a person's becoming the beneficial owner of 50% or more of the shares of Common Stock then outstanding or the occurrence of a Flip-Over Event, the Company (with the concurrence of a majority of the Continuing Directors) may exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for the common stock of the acquiring company as set forth above or are exchanged as provided in the preceding paragraph.

         Other than the redemption price, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company (in certain circumstances, with the concurrence of the Continuing Directors) as long as the Rights are redeemable. Thereafter, the provisions of the Rights Agreement other than the redemption price may be amended by the Board of Directors (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, defect or inconsistency, to make changes that do not materially adversely affect the


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interests  of  holders  of Rights  (excluding  the  interests  of any  Acquiring
Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

         The Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Company's Board of Directors. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be favorable to the interests of the Company's stockholders. Because the Company's Board of Directors can redeem the Rights or approve a Permitted Offer, the Rights should not interfere with a merger or other business combination approved by the Board of Directors of the Company.

         The Rights Agreement, which includes the Form of Resolutions Establishing Designations, Preferences and Rights of Series A Junior Participating Preferred Stock of Kirby Corporation as Exhibit A, the form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C, is included as an exhibit hereto and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto.


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ITEM 7.           Financial Statements and Exhibits.
                  ---------------------------------

4.1 Rights Agreement, dated as of July 18, 2000, between Kirby Corporation and Fleet National Bank, a national banking association, which includes the Form of Resolutions Establishing Designations, Preferences and Rights of Series A Junior Participating Preferred Stock of Kirby Corporation as Exhibit A, the form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 18, 2000


                                            KIRBY CORPORATION


                                            By:    /s/ G. Stephen Holcomb
                                                   -----------------------------
                                                   G. Stephen Holcomb
                                                   Vice President and Controller





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                                  EXHIBIT INDEX

         No.                           Description
         ---                           -----------

         4.1 Rights Agreement, dated as of July 18, 2000, between Kirby Corporation and Fleet National Bank, a national banking association, which includes the form of Form of Resolutions Establishing Designations, Preferences and Rights of Series A Junior Participating Preferred Stock of Kirby Corporation as Exhibit A, the form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.


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